SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 13, 2004
                Date of Report (Date of earliest event reported)


                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                          1-4141                13-1890974
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On May 13, 2004, The Great Atlantic & Pacific Tea Company issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(C) Exhibits. The following exhibits are filed herewith:

             Exhibit No.                Description

             99.1                       Press Release, dated May 13, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 13, 2004


                                  THE GREAT ATLANTIC & PACIFIC TEA
                                  COMPANY, INC.


                                  By:    /s/ William P. Costantini
                                         -------------------------
                                  William P. Costantini, Senior Vice President, General Counsel & Secretary

                      EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated May 13, 2004

                                      News

The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ  07645
                                           Investor contact:  William J. Moss
                                                    Vice President, Treasurer
                                                               (201) 571-4019

                                          Press contact:  Richard P. De Santa
                                            Vice President, Corporate Affairs
                                                               (201) 571-4495


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                               MAKES ANNOUNCEMENT

MONTVALE, NJ - May 13, 2004 - The Great Atlantic & Pacific Tea Company, Inc. (A&P) (NYSE:GAP) today announced that it will file a Form 12b-25 with the Securities and Exchange Commission to obtain an automatic 15 day extension of the period in which to file its Form 10-K for the 53 weeks ended February 28, 2004. The Company said it expects to file its Form 10-K on or before May 28, 2004.

During fiscal 2003, the Company disposed of certain assets that, in accordance with generally accepted accounting principles, were reported and classified as discontinued operations in its fiscal 2003 financial statements. SEC rules require that three years of financial results be included in the Form 10-K, presented on a consistent basis. As such, the fiscal 2002 and 2001 financial statements are also required to reflect the reclassification of discontinued operations. The Company changed its independent auditors in September 2002, and recently determined that its current auditor, and not its predecessor auditor, would have to perform an audit of its 2001 results to incorporate the reclassification for that year. As a result, additional time is required to file the Form 10-K.

A&P stated that the audit is not expected to result in any material change of previously reported financial results. The Company's unaudited fiscal 2003 and fiscal 2002 results, announced on April 30, 2004, already reflect the reclassification of the discontinued operations.

Founded in 1859, A&P, one of the nation's first supermarket chains, is today among North America's largest. The Company operates 633 stores in 10 states, the District of Columbia and Ontario, Canada under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center, Dominion, The Barn Markets, Food Basics and Ultra Food & Drug.

This release contains forward-looking statements about the future performance of the Company, which are based on Management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements including, but not limited to: competitive practices and pricing in the food industry generally and particularly in the Company's principal markets; the Company's relationships with its employees and the terms of future collective bargaining agreements; the costs and other effects of legal and administrative cases and proceedings; the nature and extent of continued consolidation in the food industry; changes in the financial markets which may affect the Company's cost of capital and the ability of the Company to access capital; supply or quality control problems with the Company's vendors; and changes in economic conditions which affect the buying patterns of the Company's customers.




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